Exhibit 32.2
Certification of the Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Accenture plc (the “Company”) on Form 10-K for the fiscal year ended August 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, KC McClure, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2021	/s/ KC McClure
KC McClure
Chief Financial Officer of Accenture plc (principal financial officer)